UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2024

Verona Pharma plc

(Exact name of registrant as specified in its charter)

United Kingdom	001-38067	98-1489389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 More London Riverside

London SE1 2RE

United Kingdom

(Address of principal executive offices) (Zip Code)

+44 203 283 4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.05 per share*	VRNA	The Nasdaq Global Market

* The ordinary shares are represented by American Depositary Shares (each representing 8 ordinary shares), which are exempt from the operation of Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8 thereunder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 26, 2024, Verona Pharma plc (the “Company”) held its 2024 Annual General Meeting of Shareholders (the “AGM”). At the AGM, all resolutions were passed as proposed. Of the ordinary shares entitled to vote, there were 618,090,327 ordinary shares represented in person or by proxy at the AGM. The matters voted upon at the AGM, all of which were described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 20, 2024, and the final results of such voting are set forth below. Proxy forms that gave a person designated by the Company discretion have been included in the “For” total. In accordance with the terms of the deposit agreement by and among the Company, Citibank, N.A., as depositary, and holders and beneficial owners of American Depositary Shares (“ADSs”) issued thereunder, dated as of May 2, 2017, holders of ADSs as the ADS record date who did not provide the depositary bank with voting instructions on or before the voting cut-off time for ADS holders were deemed to have instructed the depositary bank to give a discretionary proxy to a person designated by the Company to vote the underlying ordinary shares at the AGM and the voting results below reflect that. A “vote withheld” is not a vote in law and votes withheld had no effect on the proposals. Votes withheld were counted as present and entitled to vote for purposes of determining a quorum.

Proposal 1. To re-elect Lisa Deschamps as a Director of the Company.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
615,922,153	2,039,440	780,158	-

Proposal 2. To re-elect Martin Edwards as a Director of the Company.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
617,654,873	309,040	777,838	-

Proposal 3. To re-elect Sven Anders Ullman as a Director of the Company.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
590,081,657	27,882,176	777,918	-

Proposal 4. To re-elect Christina Ackerman as a Director of the Company.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
617,786,657	169,976	785,118	-

Proposal 5. To re-elect Michael Austwick as a Director of the Company.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
617,807,153	170,296	764,302	-

Proposal 6. To receive and adopt the U.K. statutory annual accounts and Directors’ report for the year ended December 31, 2023 and the report of the auditors thereon (the “2023 U.K. Annual Report”).

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
616,905,143	1,179,344	657,264	-

Proposal 7. To receive and approve, as a non-binding advisory resolution, the U.K. statutory Directors’ Remuneration Report for the year ended December 31, 2023, as set out on pages 36 to 57 of the 2023 U.K. Annual Report.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
593,000,121	24,709,190	1,032,440	-

Proposal 8. To receive and approve the U.K. Directors’ Remuneration Policy, as set out on pages 47 to 57 of the 2023 U.K. Annual Report, which, if approved, will take effect upon conclusion of the AGM.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
592,664,317	24,906,426	1,171,008	-

Proposal 9. To approve an increase in the maximum aggregate level of Non-Executive Director annual remuneration (by way of fee) in accordance with Article 21.4 of the Company’s Articles of Association to £750,000 per annum on an ongoing basis.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
589,238,589	28,269,274	1,233,888	-

Proposal 10. To appoint Ernst & Young LLP as the Company’s auditors, to hold office until the conclusion of the next annual general meeting of shareholders.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
603,137,815	195,320	15,408,616	-

Proposal 11. To authorize the Audit and Risk Committee to determine the auditors’ remuneration for the year ending December 31, 2024.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
618,024,719	65,608	651,424	-

Proposal 12. To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
594,069,521	23,464,550	1,207,680	-

Proposal 13. To authorize the Directors generally and unconditionally for the purposes of Section 551 of the U.K. Companies Act 2006 (the “Companies Act”) to exercise all the powers of the Company to allot shares in the Company or grant rights to subscribe for or to convert any security into shares in the Company (“Rights”) up to an aggregate nominal amount of £8,345,745 (being up to a maximum of 166,914,908 shares representing 25% of the Company’s existing ordinary share capital as at the close of business on March 13, 2024 ) to such persons at such times and upon such conditions as the Directors may determine (subject to the Company’s Articles of Association).

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
588,880,425	28,995,238	866,088	-

Proposal 14. Subject to and conditional upon the passing of resolution 13 above, to authorize the Directors pursuant to Section 570 and 573 of the Companies Act to allot equity securities (as defined in Section 560 of the Companies Act) for cash pursuant to the authority conferred by resolution 13 above and/or to sell ordinary shares held by the Company as treasury shares for cash, as if Section 561(1) of the Companies Act did not apply to any such allotment or sale, provided that this power shall be limited to the allotment of equity securities or sale of treasury shares up to an aggregate nominal amount of £8,345,745 (being up to a maximum of 166,914,908 shares representing 25% of the Company’s existing ordinary share capital as at the close of business on March 13, 2024 ), shall replace any existing disapplication of Section 561 of the Companies Act to the extent not utilized at the date this resolution is passed and shall expire on June 1, 2025 unless previously renewed, varied or revoked by the Company in general meeting, provided that the Company may, before such expiry, make an offer or agreement which would or might require shares in the Company or rights to be allotted or granted or treasury shares to be sold after this authority expires and that the Directors may allot shares in the Company or grant rights or sell treasury shares pursuant to such an offer or agreement as if the authority conferred by this resolution had not expired..

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
616,327,627	1,576,996	837,128	-

Based on the foregoing votes, the shareholders re-elected each of Lisa Deschamps, Martin Edwards, M.D., Sven Anders Ullman, M.D., Ph.D., Christina Ackermann, and Michael Austwick as directors, and approved Proposals 6, 7, 8, 9, 10, 11, 12, 13 and 14.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERONA PHARMA PLC

Date: April 30, 2024	By:	/s/ David Zaccardelli, Pharm. D.
	Name:	David Zaccardelli, Pharm. D.
	Title:	President and Chief Executive Officer